Fees Summary	Sep. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 539,381,000
Previously Paid Amount	0
Total Fee Amount	82,579.24
Total Offset Amount	0
Net Fee	$ 82,579.24